Exhibit 10.3

                             SUBSCRIPTION AGREEMENT

                                  HIV-VAC, INC.

HIV-VAC, Inc.
12 Harben Court
Collingwood, Ontario
Canada L9Y 4L8

Ladies and Gentlemen:

         HIV-VAC, Inc. (the "Company") is offering (the "Offering") 1,000,000 shares of its Convertible Preferred Stock, Series B (the "Shares"). The Shares are offered at a purchase price of $.01 per Share. The offering shall terminate on the earlier of the sale of all of the Shares offered or September 30, 2001 unless extended by the Company, in its sole discretion (as so extended, the "Termination Date").

         The undersigned (hereinafter referred to as the "Subscriber") hereby subscribes for the number of Shares set forth on the signature pages hereof (page 14 for an individual and joint purchasers and pages 15 and 17 for Corporations, Trusts and Partnerships). The entire purchase price is due and payable upon the execution of this Subscription Agreement, and unless otherwise mutually agreed, shall be paid by check, subject to collection, to the order of "HIV-VAC, Inc."

         The Shares may be converted by the Subscriber by surrendering to the Escrow Agent, as set forth in the Escrow Agreement of an even date herewith, a duly executed and completed notice (the "Conversion Notice") in the form attached hereto as Exhibit A.

         The Company shall have the right to reject this subscription in whole or in part.

         In order to participate in this Offering, prospective investors are required to complete, sign and return to the Company, at its address above,
Attn: Kevin W. Murray: (i) two signed copies of the Subscription Agreement and all other documents required to be executed in connection with the issuance of the Shares (the "Subscription Documents") and (ii) payment by check to the order of "HIV-VAC, Inc."

         At closing, the Company will cause to be issued to each Subscriber the Shares and deliver them to the Subscriber at the address appearing on the signature page of this Subscription Agreement.

         Acceptance of subscriptions will be evidenced by the Company's execution of a copy of each Subscriber's Subscription Agreement, and the transmittal thereof to the Subscriber. The Company reserves the right to limit or reject subscriptions for any reason.

         The undersigned acknowledges that the Shares will not be registered under the Securities Act of 1933, as amended (the "1933 Act"), or the securities laws of any State, that absent an exemption from registration contained in those laws, the issuance and sale of the Shares would require registration, and that the Company's reliance upon any such exemption is invariably based upon the undersigned's representations, warranties, and agreements contained in this Subscription Agreement.

         1. Representations and Warranties of Subscriber.

         The undersigned represents, warrants, and agrees as follows:

         (a) This Subscription Agreement is irrevocable.

         (b) He has carefully read and understands the terms of this Subscription Agreement. He has read the Term Sheet and Summary dated as of August 7, 2001 (the "Disclosure Documents"). In addition, he has been given the opportunity to conduct a "due diligence" inquiry into the business of the Company, to ask questions of, and receive answers from, the Company and its management concerning the terms and conditions of the Offering and to obtain such additional written information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of same, as the undersigned desires in order to evaluate his investment.

         (c) He is aware that the purchase of the Shares is a speculative investment, involving a high degree of risk and that there is no guarantee that he will realize any gain from this investment, and that his entire investment could be lost.

         (d) He understands that no federal or state agency has made any finding or determination regarding the fairness of this Offering or any recommendation or endorsement of the Offering.

         (e) He is purchasing the Shares for his own account, with the intention of holding the Shares indefinitely, with no present intention of dividing or allowing others to participate in this investment or of reselling or otherwise participating, directly or indirectly, in a distribution of the Shares and shall not make any sale, transfer, or pledge thereof without registration under the

1933 Act and any applicable securities laws of any state or unless an exemption from registration is available under those laws.

         (f) He, if an individual, has adequate means of providing for his current needs and personal and family contingencies and has no need for liquidity in his investment in the Shares. He has no reason to anticipate any material change in his personal financial condition for the foreseeable future.

         (g) The Subscriber is an "Accredited Investor" as that term is defined in Section 2(15) of the 1933 Act and Rule 501 of Regulation D promulgated thereunder. Specifically an Accredited Investor is:

                  (i) A bank defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 (the "Investment Company Act") or a business development company as defined in Section 2(a)(48) of the Investment Company Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(3) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets greater than $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA"), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or a registered investment advisor, or if the employee benefit plan has total assets greater than $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

                  (ii) A private business development company as defined in
Section 202(a)(22) of the Investment Adviser Act of 1940.

                  (iii) An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets greater than $5 million.

                  (iv) a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his or her purchase exceeds $1 million. (California and Massachusetts residents: please see
Section 3(b) below.)

                  (v) A natural person who had an individual income greater than $200,000 in each of the two most recent years or joint income with that person's spouse greater than $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

                  (vi) A trust, with total assets greater than $5 million not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) (i.e., a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.)

                  (vii) an entity in which all of the equity owners are accredited investors. (If this alternative is checked, the Subscriber must identify each equity owner and provide statements signed by each demonstrating how each is qualified as an accredited investor.)

         (h) He is financially able to bear the economic risk of this investment, including the ability to hold the Shares indefinitely or to afford a complete loss of his investment in the Shares.

         (i) His overall commitment to investments which are not readily marketable is not disproportionate to his net worth, and the investment in the Shares will not cause such overall commitment to become excessive. The undersigned understands that the statutory basis on which the Shares are being sold to him and to others would not be available if the undersigned's present intention were to hold the Shares for a fixed period or until the occurrence of a certain event. The undersigned realizes that in the view of the Securities and Exchange Commission ("SEC"), a purchase now with a present intent to resell by reason of a foreseeable specific contingency or any anticipated change in the market value, or in the condition of the Company, or that of the industry in which the business of the Company is engaged or in connection with a contemplated liquidation, or settlement of any loan obtained by the undersigned for the acquisition of the Shares, and for which the Shares may be pledged as security or as donations to religious or charitable institutions for the purpose of securing a deduction on an income tax return, would, in fact, represent a purchase with an intent inconsistent with the undersigned's representations to the Company, and the SEC would then regard such sale as one for which no exemption from registration is available. The undersigned will not pledge, transfer or assign this Subscription Agreement.

         (j) The funds provided for this investment are either separate property of the undersigned, community property over which the undersigned has the right of control, or are otherwise funds as to which the undersigned has the sole right of management.

         (k) FOR PARTNERSHIPS, CORPORATIONS, TRUSTS, OR OTHER ENTITIES ONLY: If the undersigned is a partnership, corporation, trust or other entity, (i) the undersigned has enclosed with this Subscription Agreement appropriate evidence of the authority of the individual executing this Subscription Agreement to act on its behalf (e.g. if a trust, a certified copy of the trust agreement; if a corporation, a certified corporate resolution authorizing the signature and a certified copy of the articles of incorporation; or if a partnership, a certified copy of the partnership agreement), (ii) the undersigned represents and warrants that it was not organized or reorganized for the specific purpose of acquiring Shares and (iii) the undersigned has the full power and authority to execute this Subscription Agreement on behalf of such entity and to make the representations and warranties made herein on its behalf, and (iv) this investment in the Company has been affirmatively authorized, if required, by the governing board of such entity and is not prohibited by the governing documents of the entity.

         (l) The address shown under the undersigned's signature at the end of this Subscription Agreement is the undersigned's principal residence if he is an individual, or its principal business address if a corporation or other entity.

         (m) He has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares.

         (n) He acknowledges that the certificate for the Shares will contain a legend substantially as follows:

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS, BUT HAS BEEN ACQUIRED BY THE REGISTERED HOLDER HEREOF FOR PURPOSES OF INVESTMENT AND IN RELIANCE ON STATUTORY EXEMPTIONS UNDER THE 1933 ACT, AND UNDER ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER PROVISIONS OF THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT; AND IN THE CASE OF AN EXEMPTION, ONLY IF THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY

         TO THE COMPANY THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION OF THESE SECURITIES.

         (o) He expressly acknowledges and understands that the Company is relying upon the undersigned's representation contained in the Subscription Agreement and Purchaser Questionnaire.

         (p) He understands the meaning and legal consequences of the representations and warranties which are contained herein and hereby agrees to indemnify, save and hold the Company and its officers, directors and counsel harmless from and against any and all claims or actions arising out of a breach of any representation, warranty or acknowledgment of the undersigned contained in any Subscription Document. Such indemnification shall be deemed to include not only the specific liabilities or obligation with respect to which such indemnity is provided, but also all reasonable costs expenses, counsel fees and expenses of settlement relating thereto, whether or not any such liability or obligation shall have been reduced to judgment.

         2. Representations and Warranties of the Company.

         The Company represents, warrants and covenants that it is duly and validly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Nevada and has all requisite power and authority, and all necessary authorizations, approvals and orders required as of the date hereof to own its properties and conduct its business as described in the Disclosure Documents; to enter into this Subscription Agreement; to issue the Shares, and to be bound by the provisions and conditions hereof.

3. Registration Under
   The Securities Act of 1933

         3.1 Registration Rights.

                  (a) Right to include Registrable Securities. By September 30, 2001, the Company shall file a registration statement with the SEC pursuant to the Act registering the shares of the Company's common stock into which the Shares are convertible (hereinafter, the "Registrable Securities"). Such rights are referred to hereinafter as "Registration Rights." The Company shall keep such registration statement in effect and maintain compliance with each Federal and state law or regulation for the period necessary for such Subscriber to effect a conversion of the Shares (but in no event for a period greater than nine (9) months).

         (b) Payment of Registration Expenses. The Company shall pay all Registration Expenses in connection with each registration of Registrable Securities pursuant to the Registration Right contained in this Section 3.1.

         3.2 Registration Procedures. If and whenever the Company is required to take action pursuant to any Federal or state law or regulation to permit the sale or other disposition of any Registrable Securities that are then held, in order to effect or cause the registration of any Registrable Securities under the 1933 Act as provided in this Article 3, the Company shall, as expeditiously as practicable:

         (a) Prepare and file with the SEC, as soon as practicable, a Registration Statement or Registration Statements relating to the registration on any appropriate form under the 1933 Act, which form shall be available for the sale of the Registrable Securities and use its best efforts to cause such Registration Statement to become effective;

         (b) Prepare and file with the SEC such amendments and post-effective amendments to a Registration Statement as may be necessary to keep such Registration Statement effective for a reasonable period not to exceed nine (9) months; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented, to be filed pursuant to Rule 424 under the 1933 Act; and comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement or supplement to such Prospectus;

         (c) Notify the selling Subscribers of Registrable Securities promptly, and (if requested by any such person) confirm such advice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (v) of the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the Registration Statement or Prospectus so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

         (d) Make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment;

         (e) Furnish to each selling shareholder of Registrable Securities, without charge, at least one signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference)

         (f) Deliver to each selling shareholder of Registrable Securities, without charge, as many copies of the Prospectus or Prospectuses (including each preliminary Prospectus), any amendment or supplement thereto as such persons may reasonably request; the Company consents to the use of such Prospectus or any amendment or supplement thereto by each of the selling shareholders of Registrable Securities, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto;

         (g) Cooperate with the selling shareholders of Registrable Securities and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or Blue Sky-laws of such jurisdictions within the United States as any selling shareholder or underwriter reasonably requests in writing, keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided that the Company will not be required to qualify to do business in any jurisdiction where it is not then so qualified or to take any action which would subject the Company to general service of process in any jurisdiction where it is not at the time so subject;

         (h) Cooperate with the selling shareholders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends;

         (i) Use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;

         (j) Upon the occurrence of any event contemplated by Section 3.2(c)(vi) above, prepare a supplement or post-effective amendment to the applicable Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

         (k) With respect to each issue or class, of Registrable Securities, use its best efforts to cause all Registrable Securities covered by the Registration Statements to be listed on each securities exchange, if any, on which similar securities issued by the Company are then listed if requested by the selling shareholders of a majority of such issue or class of Registrable Securities;

         (l) Enter into such agreements and take all such other action reasonably required in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities;

         (m) Make available for inspection by one or more representatives of the selling shareholders of Registrable Securities being sold pursuant to such registration, and any attorney or accountant retained by such selling shareholders all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representatives, in connection with such; and

         (n) Otherwise use its best efforts to comply with all applicable Federal and state regulations; and take such other action as may be reasonably necessary to or advisable to enable each such selling shareholder to consummate the sale or disposition in such jurisdiction or jurisdiction in which any such selling shareholder shall have requested that the Registrable Securities be sold.

         Except as otherwise provided in this Agreement, the Company shall have sole control in connection with the preparation, filing, withdrawal, amendment or supplementing of each Registration Statement and the distribution of any preliminary prospectus included in the Registration Statement, and may include within the coverage thereof additional shares of Common Stock or other securities for its own account or for the account of one or more of its other security shareholders.

         The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such securities and such other information as may otherwise be required by the 1933 Act to be included in such Registration Statement.

         3.3 Indemnification.

         (a) Indemnification by Company. In connection with each Registration Statement relating to disposition of Registrable Securities, the Company shall indemnify and hold harmless each Subscriber of Registrable Securities and each person, if any, who controls such Subscriber or underwriter (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the 1933 Act, the Securities and Exchange Act of 1934 (the "Exchange Act") or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or any amendment thereof or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such indemnity shall not inure to the benefit of the Subscriber on account of any losses, claims, damages or liabilities arising from the sale of the Registrable Securities if such untrue statement or omission was made in such Registration Statement, Prospectus or preliminary prospectus, or such amendment or supplement, in reliance upon and in conformity with information furnished in writing to the Company by the Subscriber specifically for use therein. The Company shall also indemnify selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each person who controls such persons (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Subscriber, if requested. This indemnity agreement shall be in addition to any liability which the Company may otherwise have.

         (b) Indemnification by Subscriber. In connection with each Registration Statement, the Subscriber shall indemnify, to the same extent as the indemnification provided by the Company in Section 3.3(a), the Company, its directors and each officer who signs the Registration Statement, each other Subscriber, and each person who controls the Company, such other Subscriber (within the meaning of Section 15 of the Act and Section 20 of the Exchange Act), but only insofar as such losses, claims, damages and liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which was made in the Registration Statement, the Prospectus or preliminary prospectus or any amendment thereof or supplement thereto, in reliance upon and in conformity with information furnished in writing by such Subscriber to the Company specifically for use therein. The Company shall be entitled to receive indemnities selling brokers and similar securities industry professionals participating in the distribution, to the same extent as provided above, with respect to information so furnished in writing by such persons specifically for inclusion in any Prospectus, Registration Statement or preliminary prospectus or any amendment thereof or supplement thereto.

         (c) Conduct of Indemnification Procedure. Any party that proposes to assert the right to be indemnified hereunder will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. No indemnification provided for in Section 3.3(a) or 3.3(b) shall be available to any party who shall fail to give notice as provided in this Section 3.3(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice, but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution otherwise than under this Section. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) it shall have been reasonably concluded that there may be a conflict of interest between the indemnifying parties and the indemnified party in the conduct of the defense of such action (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party; it being understood, however, that the Company shall not be liable for the fees and expenses of more than one separate counsel representing the indemnified parties) or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties. An indemnified party shall not be liable for any settlement of any action, suit, proceeding or claim effected without its written consent.

         (d) Contribution. In connection with each Registration Statement relating to the disposition of Registrable Securities, if the indemnification provided for in subsection (a) hereof is unavailable to an indemnified party thereunder in respect to any losses, claims, damages or liabilities referred to therein, then the indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsections (a) or (b) of this Section 3.3 in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, or actions in respect thereof, as well as any other relevant equitable considerations. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.

         4. General

         (a) Any notice, declaration or other communications required or authorized to be given by any party under this Subscription Agreement to any other party shall be in writing and shall be personally delivered, sent by facsimile transmission (with a copy by ordinary mail in either case) or dispatched by courier, addressed to the other party at the address first above written if to the Company and to the address on the signature page to this Subscription Agreement, if to the Subscriber or such other address as shall be specified by the parties hereto by notice in accordance with the provisions of this section. Any notice shall operate and be deemed to have been served, if personally delivered or sent by fax on the next following business day, and if by courier, on the fifth following business day.

         (b) Except as otherwise specifically provided for hereunder, no party shall be deemed to have waived any of his or its rights hereunder or under any other agreement, instrument or papers signed by any of them with respect to the subject matter hereof unless such waiver is in writing signed by the party waiving said right. A waiver on any one occasion with respect to the subject matter hereof shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion. All rights and remedies with respect to the subject matter hereof, whether evidenced hereby or by any other agreement, instrument, or paper, will be cumulative, and may be exercised separately or concurrently.

         (c) The parties have not made any representations or warranties with respect to the subject matter hereof not set forth herein, and this Subscription Agreement, together with any instruments executed simultaneously herewith, constitutes the entire agreement between them with respect to the subject matter hereof. All understandings and agreements heretofore had between the parties with respect to the subject matter hereof are merged in this Subscription Agreement and any such instrument, which alone fully and completely expresses their agreement.

         (d) This Agreement may not be changed, modified, extended, terminated or discharged orally, but only by an agreement in writing, which is signed by all of the parties to this Agreement.

         (e) The parties agree to execute any and all such other and further instruments and documents, and to take any and all such further actions reasonably required to effectuate this Subscription Agreement and the intent and purposes hereof.

         (f) This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York and the undersigned hereby consents to the jurisdiction of the courts of the State of New York and/or the United States District Court for the Southern District of New York.

         (g) This Agreement may be in any number of counterparts, each of which shall be deemed an original and enforceable against the parties actually executing such counterpart, and all of which together shall constitute one and the same instrument.

                      [This Space Intentionally Left Blank]

         IN WITNESS WHEREOF, this Agreement has been executed by the Subscriber and by the Company on the respective dates set forth below.

Number of Shares Price Per Share    Amount of Purchase Price
--------------------------------    ------------------------
                 x  $0.01           =
----------------

                                    Individual Signature(s):


------------------------
Date                                Signature of Subscriber


------------------------            --------------------------
Social Security No.                 Printed Name


------------------------
Telephone No.                       Street

                                    City       State      Zip
------------------------
Date                                Signature of Co-Subscriber


------------------------            --------------------------
Social Security No.                 Printed Name


------------------------
Telephone No.                       Street


                                    City       State      Zip

Subscription Accepted by:

HIV-VAC, Inc.


By:                                 Date:
   ----------------------

         IN WITNESS WHEREOF, this Agreement has been executed by the Subscriber and by the Company on the respective dates set forth below.

  Number of Shares             Price Per Share         Amount of Purchase Price
  ----------------             ---------------         ------------------------

                        x           $0.01              =  $10,000
  ----------------

                               For Corporations, Trusts and Partnerships:



August 13, 2001                    Bromley Holdings, Inc.
-----------------------            ------------------------------------
     Date                          Printed Name of Subscriber


                               By: /s/ Bromley Holdings, Inc.
------------------------           ------------------------------------
Tax Identification No.             Signature of Authorized Signatory


------------------------
Telephone No.                      Printed Name of Authorized Signatory


                                   ------------------------------------
                                   Street Address of Subscriber


                                   ------------------------------------
                                   City       State      Zip

Subscription Accepted by:

HIV-VAC, Inc.

By: /s/Kevin W. Murray             Date: August 13, 2001
    -----------------------              ---------------

                SPECIAL SUBSCRIPTION INSTRUCTIONS FOR CORPORATE,
                    PARTNERSHIP, TRUST, AND JOINT PURCHASERS

         If the subscriber is a corporation, partnership, trust, or other entity or joint purchaser, the following additional instructions must be followed. INFORMATION ADDITIONAL TO THAT REQUESTED BELOW MAY ALSO BE REQUIRED BY THE COMPANY IN SOME CASES.

         I. Certificate. The subscriber must date and sign the Certificate below, and, if requested by the Company, the subscriber may also be required to provide an opinion of counsel to the same effect as this Certificate or a copy of (a) the corporation's articles of incorporation, bylaws and authorizing resolution, (b) the partnership agreement, or (c) the trust agreement, as applicable.

         II. Subscription Agreement

                  A. Corporations. An authorized officer of the corporation must date, sign, and complete the Subscription Agreement with information concerning the corporation. The officer should print the name of the corporation above his signature, and print his name and office below his signature.

                  B. Partnerships. An authorized partner must date, sign, and complete the Subscription Agreement with information concerning the partnership. The partner should print the name of the partnership above his signature, and print his name and the words "general partner" below his signature.

                  C. Trusts. In the case of a trust, the authorized trustee should date, sign, and complete the Subscription Agreement with information concerning the trust. The trustee should print the name of the trust above his signature, and print his name and the word "trustee" below his signature. In addition, an authorized trustee should also provide information requested in the Subscription Agreement as it pertains to him as an individual.

                  D. Joint Ownership. In all cases, each individual must date, sign, and complete the Subscription Agreement. Joint investors must state if they are purchasing the Shares as joint tenants with the right of survivorship, tenants in common, or community property, and each must execute the Subscription Agreement Signature Page.

                     CERTIFICATE FOR CORPORATE, PARTNERSHIP,
                           TRUST, AND JOINT PURCHASERS

         If the subscriber is a corporation, partnership, trust, joint purchaser, or other entity, an authorized officer, partner, or trustee must complete, date, and sign this Certificate.

                                   CERTIFICATE

I hereby certify that:

                  a. The subscriber has been duly formed and is validly existing and has full power and authority to invest in HIV-VAC, Inc.

                  b. The Subscription Agreement has been duly and validly authorized, executed, and delivered by the subscriber and, upon acceptance by HIV-VAC, Inc. will constitute the valid, binding, and enforceable obligation of the subscriber.



Dated:  August 13, 2001            Bromley Holdings, Inc.
                                   -----------------------------------------
                                   Name of corporation, partnership, trust
                                   or joint purchases (please print)


                                   /s/ Joe Blumenthal
                                   -----------------------------------------
                                   Signature and title of authorized officer,
                                   partner, trustee, or joint purchaser

                              NOTICE OF CONVERSION
                    (To be Executed by the Registered Holder
                 in order to Convert Series B Preferred Shares)

         As of the date written below, the undersigned ("Holder") hereby irrevocably elects to convert _____________ shares of Series B Preferred stock ("Series B Preferred") of HIV-VAC, Inc. ("HIV-VAC" or the "Company"), a Nevada corporation, into _______________ shares of common stock, par value $0.001 per share of HIV-VAC (the "Common Stock") according to the conditions of the Subscription Agreement of the Company dated as of August ___, 2001, and the Certificate of Designation, Powers, Preferences and Rights of the Preferred Stock, Series B of HIV-VAC, Inc. (the "Certificate of Designation"). As set forth in the Certificate of Designation, the conversion price per share of Common Stock is $ . Therefore, the aggregate amount to be included with this conversion is $ . If the Common Stock is to be issued in the name of a person other than the Holder, the Holder will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any.

         Pursuant to the escrow agreement (the "Escrow Agreement") between the Company, the Holder and Continental Stock Transfer and Trust Company (the "Escrow Agent") dated August ___, 2001, the Escrow Agent is hereby instructed to issue a certificate or certificates for the number of shares Common Stock set forth above (which numbers are based on the Holder's calculation attached hereto) in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:

                  Name:             ____________________________

                  Address:          ____________________________
                                    ____________________________
                                    ____________________________
                  Date:             ____________________________


                  Authorized        ____________________________
                  Signature:        ____________________________
                  Name:             ____________________________
                  Title:            ____________________________


Agreed and Accepted:
HIV-VAC, INC.


By:________________________
Name:______________________
Title______________________

Date:______________________

                       ADDENDUM TO SUBSCRIPTION AGREEMENT


This is an Addendum to that Subscription Agreement (hereafter referred to as "the Agreement") dated August 13, 2001, between HIV-VAC, Inc. (the "Company") and Bromley Holdings, Inc. (the "Subscriber"), and shall modify the terms of the Agreement in the manner and to the extent specified in this Addendum.

1. Paragraph 1 shall be amended to include the following:

(q) He expressly acknowledges and understands that he may not convert the Shares or exercise any warrants to the extent that such conversion or exercise, as the case may be, would result in the Subscriber, together with any affiliate thereof, beneficially owning in excess of 4.999% of the outstanding shares of common stock following such conversion or exercise, as the case may be. Such restrictions may be waived by the Subscriber upon not less than 61 days notice to the Company.

HIV-VAC, INC

/s/Kevin W. Murray
---------------------
By: Kevin W. Murray
Title: Vice President

BROMLEY HOLDINGS, INC.



/s/ Joe Blumenthal
---------------------
By: Joe Blumenthal
Title: President


20